11/28/2023 6:13:18 PM
Marilyn Burgess - District Clerk
Harris County
Envelope No: 82030569
By: HODGINS, KEELEY M
Filed: 11/28/2023 6:13:18 PM

No. 2022-15278-A

JOEL OPPENHEIM	§	IN THE DISTRICT COURT OF
	§	
vs.	§	HARRIS COUNTY, TEXAS
	§	
PETROLIA ENERGY CORPORATION	§	133RD JUDICIAL DISTRICT

P9
SO TURNX
APREX

ORDER

Came on for consideration on this date the motion of the plaintiff, Joel Oppenheim [Judgment Creditor], for a turnover order and appointment of a post-judgment receiver. The court, after review of the motion, the response, and the evidence, finds that the turnover order should issue and that a receiver should be appointed to take possession of and sell the leviable assets of Petrolia Energy Corporation [Judgment Debtor]. The court further finds:

1) There exists an unpaid final judgment in favor of Judgment Creditor and against Judgment Debtor in the amount of $537,215, plus per diem interest in the amount of $264.93, beginning on January 1, 2023;
2) Judgment Debtor has failed and refused to pay any part of the judgment; and
3) Judgment Debtor owns nonexempt property subject to execution in whole or partial satisfaction of the judgment.

In light of these findings, it is ORDERED that Seth Kretzer, 9119 S. Gessner, Ste. 105, Houston, TX 77024, TBN 24043764, is appointed Receiver in this case pursuant to the Texas Turnover Statute, with the power and authority to take possession of and sell all leviable property of Judgment Debtor, including but not limited to the following nonexempt property:

1) All financial accounts (bank accounts), certificates of deposit, or money-market accounts, owned, legally or equitably, by Judgment Debtor in any bank or other financial institution;
2) All negotiable instruments, including promissory notes, drafts, and checks, legally or equitably owned or controlled by Judgment Debtor;

3) All causes of action or choses of action owned or controlled, legally or equitably, by Judgment Debtor;
4) All contract rights, whether present or future, owned or controlled by Judgment Debtor;
5) All accounts receivable owned or controlled by Judgment Debtor;
6) All safety deposit boxes or vaults owned or controlled by Judgment Debtor;
7) All securities owned, legally or equitably, by Judgment Debtor or by any of its subsidiaries, including but not limited to Petrolia Canada Corporation;
8) All vehicles owned, legally or equitably, by Judgment Debtor;
9) All real or personal property interests owned, legally or equitably, by Judgment Debtor in the "Slick Unit Dutcher Sand Field," located in Creek County, Oklahoma;
10) All real or personal property interests owned, legally or equitably, by Judgment Debtor in the "Utikuma Field," located in Alberta, Canada;
11) All shares or other indicia of ownership by Judgment Debtor in a subsidiary, Petrolia Canada Corporation;
12) All shares or other indicia of ownership by Judgment Debtor or any of its subsidiaries in Askarii Resources, LLC;
13) All interests owned by Judgment Debtor in any furniture, fixtures, software, or equipment;
14) All documents, software, or records, including financial records, related to such property that is in the actual or constructive possession or control of Judgment Debtor.

It is, further, ORDERED that all such property is hereby deemed held by the Receiver in *custodia legis* as of the date of this order, preventing the conveyance, transfer, or other disposition of any such property by any person or entity other than the appointed Receiver.

Further, Judgment Debtor is ORDERED to turnover to the Receiver, within seven (7) days from the receipt of a copy of this order, to be delivered electronically to counsel of record for Judgment Debtor:

1) The documents listed below, together with all documents and financial records which may be requested by the Receiver;

2) All checks, cash, securities (stocks and bonds), promissory notes, documents of title, and contracts owned by or in the name of Judgment Debtor;

3) All records, as hereinafter described below, concerning the financial affairs of Judgment Debtor, unless otherwise noted, for the period of January 1, 2021, through the present:

   a. Monthly statements for every financial institution account in which Petrolia Energy Corporation has been a signatory or owner since January 1, 2021;

   b. Cancelled checks and wire transfers for every financial institution account in which Petrolia Energy Corporation has been a signatory or owner since January 1, 2021;

   c. Copies of the articles of incorporation, Secretary of State charters, operating agreements, membership agreements, and all documents of creation and ownership of any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

   d. Federal income and state franchise tax returns for Petrolia Energy Corporation and any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

   e. Copies of the articles of incorporation, Secretary of State charters, operating agreements, membership agreements, and all documents of creation and ownership of any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Askarii Resources, LLC;

   f. Federal income and state franchise tax returns for Petrolia Energy Corporation and any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy

Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Askarii Resources, LLC;

g. All Certificates of Title for any motor vehicles owned or leased by Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

h. Stock certificates and bonds owned by Petrolia Energy Corporation, and any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

i. Promissory notes owned by Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

j. Bills of sale owned by Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

k. Real property deeds and deeds of trust (regardless of date), owned or interest held by Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

l. Business journals, ledgers, accounts payable and receivable files (in both printed and electronic formats), belonging to Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

m. Pledges, security agreements and copies of financial statements owned by Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

n. Any other record or document evidencing any ownership to real or personal property or to any debt owed or money had (regardless of date), owned or interest held by

Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

o. All personal property returns filed with any taxing authority, including but not limited to any Central Appraisal District, filed by Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation;

p. All documents listing or summarizing property owned by or held by Petrolia Energy Corporation or any limited liability company, professional corporation, corporation, general partnership, limited partnership, trust, or any other corporate entity in which Petrolia Energy Corporation currently holds or has held an interest since January 1, 2021, including but not limited to Petrolia Canada Corporation; and

q. Credit applications and other documents stating Petrolia Energy Corporation's financial condition since January 1, 2021.

Judgment Debtor Petrolia Energy Corporation is further ORDERED to identify and turn over to the receiver all interests of Judgment Debtor in any business or venture, including limited liability companies and limited partnerships, and all agreements, stock certificates and other documents pertaining to the Judgment Debtor's ownership in the business or venture. Judgment Debtor is ORDERED to continue, until the Judgment in this cause is fully paid, to turnover to the Receiver at the Receiver's address all checks, cash, securities, promissory notes, documents of title, and contracts within three (3) days from the Judgment Debtor's receipt and possession of such property, if, as and when Judgment Debtor becomes in receipt and possession of any such property. Paychecks for current wages are exempt from this order.

In light of the refusal of Judgment Debtor to pay the judgment, the Receiver is authorized to provide notice of this order, or any discovery requests, or any other document or motion, to Judgment Debtor, by delivering such notice and order and discovery requests in any of the following manner: (1) to the Judgment Debtor's listed address by first-class U.S. Mail, without

requiring signature or restricted delivery; (2) to Judgment Debtor's attorney, by fax, U.S. Mail or email, unless he or she indicates that he or she no longer represent the Judgment Debtor, or (3) by email to the Judgment Debtor's email address.

In addition to the powers of the Receiver set forth herein, the Receiver shall have the following rights, authority, and powers with respect to the Judgment Debtor's property, to: 1) collect all accounts receivable of Judgment Debtor and all rents due to the Judgment Debtor from any tenant; 2) to change locks to all premises at which any property is situated; 3) direct the delivery of the Judgment Debtor's mail and the mail of any business of the Judgment Debtor to the Receiver's address and open all mail directed to the Judgment Debtor and any business of the Judgment Debtor; 4) endorse and cash all checks and negotiable instruments payable to the Judgment Debtor, except paychecks for current wages; 5) hire a real estate broker to sell any real property and mineral interest belonging to the Judgment Debtor; 6) hire any person or company to move and store the property of the Judgment Debtor; 7) obtain from any financial institution, bank, credit union, credit bureau, savings and loan, title company, or any other third party, any financial records belonging to or pertaining to the Judgment Debtor; 9) obtain from any Texas or other state agency or official, Texas or other county agency or official, or Texas or other municipality or official, any government records belonging to or pertaining to the Judgment Debtor, including financial and personal identifying information; 10) obtain from any landlord, building owner, or building manager where the Judgment Debtor or the Judgment Debtor's business is a tenant copies of the Judgment Debtor's lease, lease application, credit application, payment history and copies of the Judgment Debtor's checks for rent or other payments; 11) hire any person or company necessary to accomplish any right or power under this Order; 12) take all action necessary to gain access to all storage facilities, safety-deposit boxes, real property, and leased premises wherein

any property of the Judgment Debtor may be situated, and to review and obtain copies of all documents related to same, and 13) file any lawsuit necessary to seize or recover any non-exempt assets from any third parties who have acquired possession or control.

In addition to the powers of the Receiver set forth herein, the Receiver shall have the right, authority, and power to request and obtain from the Judgment Debtor's attorney all files, correspondence, emails, records, papers and documents, whether paper or electronic, pertaining to the ownership of any property or legal interest, or any negotiation of the purchase, sale, acquisition or creation of any property or legal interest, by Petrolia Energy Corporation or any of its affiliated entities, including but not limited to Petrolia Canada Corporation and Askarii Resources, LLC. This order does not compel Petrolia Energy Corporation to provide any documents protected by the attorney-client privilege.

In addition to the powers of the Receiver set forth herein, the Receiver shall have the right, authority, and power to request and obtain from providers of utilities, telecommunications, telephone, cell phone, cable, internet, data services, internet website hosts, satellite television services, and all similar services, compelling the production of any information regarding the Judgment Debtor's payments, payment history, and financial information, including account information, telephone numbers, names, service addresses, telephone numbers, IP addresses, call detail records, payment records, and bank and credit card information. This Order specifically serves as the court order required by 47 USC § 551, and satisfies all obligations of the responding party to obtain or receive a court order prior to disclosing material containing personally identifiable information of the subscriber and/or customer.

Further, the Receiver is authorized to seize all assets of which Petrolia Energy Corporation is beneficiary of any trust for which no valid spendthrift provision applies. Any trustee holding

money or property for the benefit of Petrolia Energy Corporation is ordered to turn such money or property over to the Receiver upon request by the Receiver or to deposit said funds into the court's registry. Any financial institution holding money or property for any trustee for the benefit of Petrolia Energy Corporation is ordered to turn such money or property over to the Receiver upon request by the Receiver or to deposit said funds into the court's registry.

In addition, the Receiver is authorized to seize the membership interest of any Limited Liability Company in which Petrolia Energy Corporation is a member, and to sell, manage, and operate the Limited Liability Company as the Receiver shall think appropriate. In addition, the Receiver is authorized to obtain all bank accounts and records and invest accounts and records held by Petrolia Energy Corporation from any financial institution.

Any Sheriff or Constable, and their deputies, and any other peace officer, are hereby directed and ordered to assist the Receiver in carrying out his duties and exercising his powers hereunder and prevent any person from interfering with the Receiver in taking control and possession of the property of the Judgment Debtor, without the necessity of a Writ of Execution. The Receiver is authorized to direct any Constable or Sheriff to seize and sell property under a Writ of Execution.

The Court authorizes and orders any Sheriff or Constable, and their deputies, and any other peace officer, to break and open any locks or gates erected by Judgment Debtor as necessary to assist the Receiver in carrying out this order.

In light of the circumstances of this case, the court sets the bond at $50.00.

The Receiver's fee is twenty-five percent (25%) of all gross proceeds coming into his possession, not to exceed twenty-five percent of the balance due on the judgment, plus any out-of-pocket expenses incurred by the Receiver in his scope as a receiver in this case. The court finds

this a fair, reasonable, and necessary fee for the Receiver and the Receiver if further directed and authorized to pay Judgment Creditor's attorney as Trustee for Judgment Creditor the remaining seventy-five percent (75%). of all proceeds coming into Receiver's possession, with adjustment for Receiver's expenses as necessary. All Receiver's fees will be taxed as costs against the Judgment Debtor, which means that the Receiver is authorized to seek and recover 125% of the judgment plus expenses. All payments made by the Receiver to the Judgment Creditor shall be applied to the Judgment as a credit towards the balance of the Judgment.

The Receiver is further ordered to take the oath of his office.

SIGNED April 8, 2024.

HON. JACLANEL MCFARLAND
133rd Judicial District Court
Harris County, Texas